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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT TO 1934

                          DATE OF REPORT: MAY 19, 2005


                        FIRST OAK BROOK BANCSHARES, INC.



           DELAWARE                    0-14468               36-3220778
(STATE OR OTHER JURISDICTION OF      (COMMISSION          (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     FILE NUMBER)        IDENTIFICATION NO.)

                   1400 SIXTEENTH STREET, OAK BROOK, IL 60523
                         TELEPHONE NUMBER (630) 571-1050

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [  ]    Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

        [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

        [  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
                under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
                under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

                  On May 19, 2005, Eugene P. Heytow, Chair of First Oak Brook Bancshares, Inc. (the "Company"), and Keefe, Bruyette & Woods, Inc. terminated the Sales Plan, dated as of December 6, 2004 (the "Sales Plan") between them pertaining to the sale of up to 135,000 shares of common stock of the Company. The Plan was meant to comply with Rule 144 under the Securities Act of 1933 and Rule 10b-5(1) under the Securities Exchange Act of 1934. A copy of the Sales Plan was filed as Exhibit 99.1 to the Company's Form 8-K Current Report filed on December 15, 2004 and is incorporated herein by this reference. An aggregate of 65,500 shares of common stock were sold pursuant to the Sales Plan while it was in effect.









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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST OAK BROOK BANCSHARES, INC.
                                           --------------------------------
                                                       (Registrant)



      Date: May 20, 2005                   /S/ ROSEMARIE BOUMAN
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                                           Rosemarie Bouman
                                           Vice President and
                                           Chief Financial Officer